SUPPLEMENT DATED JULY 30, 2009
TO THE CLASS A, B, AND C SHARES PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009, April 8, 2009,
April 9, 2009, May 4, 2009, May 21, 2009, and June 19, 2009)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

MANAGEMENT OF THE FUNDS

Fees Paid to Principal

On page 180, add Global Diversified Income to the list of Funds in the second paragraph that rely on the
SEC’s order that permits Principal Management Corporation, without obtaining shareholder approval, to:

  hire one or more Sub-Advisors;
  change Sub-Advisors; and
  reallocate management fees between itself and Sub-Advisors.